UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2017 (March 1, 2017)

Date of Report (Date of earliest event reported)

ZERO GRAVITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55345	46-1779352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Suite 101, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 416-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise provided in this Current Report, all references to “we,” “us,” “our,” or the “Company” refer to the Registrant, Zero Gravity Solutions, Inc.

Item 1.01     Entry into a Material Definitive Agreement.

As disclosed in our Form 8-K filed with the U.S. Securities and Exchange Commission on July 23, 2015 (the “Prior Form 8-K”), on July 16, 2015, Michael T. Smith, a member of the Company’s Board of Directors, received from the Company a five-year cashless warrant (the “Prior Smith Warrant”) to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $3.00 per share as additional consideration for a loan made to the Company by Mr. Smith. The foregoing description of the Prior Smith Warrant is not complete and is qualified in its entirety by reference to the full text of the Prior Smith Warrant filed as Exhibit 10.2 to the Prior Form 8-K and incorporated herein by reference.

On February 19, 2016, Diamond B Capital, LLC (“Diamond B”) received from the Company a five-year warrant to purchase up to 400,000 shares of the Company’s common stock at an exercise price of $2.00 per share (the “Prior Diamond B Warrant”). Alexander M. Boies, a member of the Company’s Board of Directors, holds membership interests representing a 12% ownership interest in Diamond B. The foregoing description of the Prior Diamond B Warrant is not complete and is qualified in its entirety by reference to the full text of the Prior Diamond B Warrant filed herewith as Exhibit 10.2 and incorporated herein by reference.

On March 1, 2017, the Company and Mr. Smith entered into an Amendment No. 1 to the Prior Smith Warrant (the “Prior Smith Warrant Amendment”), pursuant to which (a) the exercise price was decreased to $1.50 per share for that portion of the Prior Smith Warrant to be exercised by Mr. Smith on such date and (b) the exercise of the Prior Smith Warrant was to be on a cash basis. The foregoing description of the Prior Smith Warrant Amendment is not complete and is qualified in its entirety by reference to the full text of the Prior Smith Warrant Amendment filed herewith as Exhibit 10.3 and incorporated herein by reference.

On March 16, 2017, the Company also entered into an Amendment No. 1 to the Prior Diamond B Warrant (the “Prior Diamond B Warrant Amendment”), pursuant to which the exercise price was decreased to $1.50 per share for that portion of the Prior Diamond B Warrant to be exercised by Diamond B on such date. The foregoing description of the Prior Diamond B Warrant Amendment is not complete and is qualified in its entirety by reference to the full text of the Prior Diamond B Warrant Amendment filed herewith as Exhibit 10.4 and incorporated herein by reference.

Subsequent to the execution of the Prior Smith Warrant Amendment, on March 1, 2017, Mr. Smith fully exercised the Prior Smith Warrant (the “Prior Smith Warrant Exercise”). As a result of the Prior Smith Warrant Exercise, Mr. Smith received 350,000 shares of the Company’s common stock in exchange for a cash payment of $525,000.

Subsequent to the execution of the Prior Diamond B Warrant Amendment, on March 16, 2017, Diamond B fully exercised the Prior Diamond B Warrant (the “Prior Diamond B Warrant Exercise”). As a result of the Prior Diamond B Warrant Exercise, Diamond B received 400,000 shares of the Company’s common stock in exchange for a cash payment of $600,000.

As additional consideration for Mr. Smith’s entry into the Prior Smith Warrant Amendment and exercise of the Prior Smith Warrant, on March 1, 2017, the Company issued to Mr. Smith another warrant (the “New Smith Warrant”) to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $4.50 per share. The foregoing description of the New Smith Warrant is not complete and is qualified in its entirety by reference to the full text of the form of warrant is filed herewith as Exhibit 10.5 and incorporated herein by reference.

As additional consideration for Diamond B’s entry into the Prior Diamond B Warrant Amendment and exercise of the Prior Diamond B Warrant, on March 9, 2017, the Company issued to Diamond B another warrant (the “New Diamond B Warrant”) to purchase up to 400,000 shares of the Company’s common stock at an exercise price of $4.50 per share. The foregoing description of the New Diamond B Warrant is not complete and is qualified in its entirety by reference to the full text of the form of warrant is filed herewith as Exhibit 10.5 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
10.1

Form of Warrant issued to Mr. Michael Smith by Zero Gravity Solutions, Inc. on July 16, 2015 (previously filed as Exhibit 10.2 to the Form 8-K filed by Zero Gravity Solutions, Inc. with the SEC on July 23, 2015)

10.2	Form of Warrant issued to Diamond B Capital, LLC by Zero Gravity Solutions, Inc. on February 19, 2016
10.3	Amendment No. 1, dated as of March 1, 2017, to Warrant issued to Mr. Michael Smith by Zero Gravity Solutions, Inc. on July 16, 2015
10.4	Amendment No. 1, dated as of March 9, 2017, to Warrant issued to Diamond B Capital, LLC by Zero Gravity Solutions, Inc. on February 19, 2016
10.5	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zero Gravity Solutions, Inc.

Date: March 20, 2017	By:	/s/ Timothy A. Peach
Timothy A. Peach
Chief Financial Officer